Exhibit 32.2

CERTIFICATION PURSUANT TO
SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, as Acting Chief Financial Officer and Principal Accounting Officer of GigOptix, Inc. (the "Company"), does hereby certify that to the undersigned's knowledge:

1) the Company's Quarterly Report on Form 10-Q for the periods ended October 2, 2011 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2) the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Curt Sacks
Curt Sacks
Chief Financial Officer and Principal Financial and Principal Accounting Officer

Dated: November 14, 2011